Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

SCHEDULE A
STATEMENT OF WORK

This Statement of Work (“SOW”) is entered into pursuant to the Master Services Agreement between MAGNA NEW MOBILITY USA, INC., a company incorporated under the laws of the State of Delaware (“Magna”) and Serve Operating Co., a company incorporated under the laws of the State of Delaware (“Serve”), dated as of February 1, 2024 and effective as of January 15, 2024, as it may be amended from time to time (the “Master Services Agreement”).

Services performed pursuant to this SOW will be subject to the terms and conditions of this SOW and the Master Services Agreement.

1.	Services:

Serve will provide certain, to-be-determined employees to Magna during the Term of the Agreement from the Serve teams listed below, as coordinated by the following team leads:

Serve Team	Employee Lead	Contact Email Address
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The Services shall be provided on an as-needed basis in connection with the provision of the Deliverables contemplated in Section 2 of this Statement of Work.

2.	Deliverables:

Serve agrees that its employees shall provide the following Services to Magna during the Term of the Agreement:

Serve Team	Deliverable	Fees
Software Infrastructure	[***]	[***]
[***]
[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Operations	[***]	[***]
	[***]	[***]
	[***]	[***]
Jira	[***]	[***]
Hardware Manufacturing	[***]	[***]
	[***]	[***]
	[***]	[***]
Supply Chain	[***]	[***]
	[***]	[***]
	Total	[***]

Serve also agrees to provide any additional Services as may be reasonably requested by Magna for the Term of the Agreement, with such Services to be quoted separately.

[***]

3.	Payment Mechanics

Notwithstanding Section 5.1 of the Services Agreement, on the last day of each month while this Statement of Work is outstanding, Serve shall render an invoice in respect of all final Deliverables delivered to, and accepted by, Magna (acting reasonably) in the preceding month. Except for any amounts that may be in dispute, Magna shall pay all invoices within [***] days of receipt of such invoice.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this SOW on February 1, 2024 to be effective as of January 15, 2024.

MAGNA NEW MOBILITY USA, INC.		SERVE OPERATING CO.

By:	/s/ Matteo Del Sorbo	By:	/s/ Ali Kashani
Name:	Matteo Del Sorbo	Name:	Ali Kashani
Title:	Executive Vice President, Magna New Mobility	Title:	Co-founder & CEO

By:	/s/ Jake Dadd
Name:	Jake Dadd
Title:	Senior Director, Engineering